UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 30, 2011

SYNOPSYS, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 30, 2011, Synopsys, Inc., a Delaware corporation (“Synopsys”), Magma Design Automation Inc., a Delaware corporation (“Magma”), and Lotus Acquisition Corp., a Delaware corporation and direct wholly owned subsidiary of Synopsys (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will, upon the terms and subject to the conditions set forth therein, merge with and into Magma (the “Merger”), with Magma surviving as a wholly owned subsidiary of Synopsys. The boards of directors of each of Synopsys and Magma have unanimously approved the Merger Agreement and the Merger.

Upon the Merger becoming effective (the “Effective Time”), by virtue of the Merger and without any further action on the part of Synopsys, Merger Sub, Magma or any stockholder of Magma, each outstanding share of Magma’s common stock, other than treasury shares, shares held by Synopsys, Merger Sub or any wholly owned subsidiary of Synopsys or Magma and shares held by stockholders who perfect their appraisal rights in accordance with the Delaware General Corporation Law, will be converted into the right to receive $7.35 in cash, without interest (the “Merger Consideration”). At the Effective Time, certain equity awards held by employees of Magma will be converted into cash equal to the difference between the Merger Consideration and the exercise price, if any, of such awards, while other equity awards held by employees of Magma will be assumed by Synopsys and converted into equity awards of Synopsys on substantially equivalent terms.

The completion of the Merger is subject to various customary closing conditions, including the adoption of the Merger Agreement by the stockholders of Magma entitled to vote thereon, as well as receipt of domestic antitrust approval under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Merger Agreement contains customary representations, warranties and covenants by Synopsys, Merger Sub and Magma. Magma has agreed, among other things, not to solicit any offer or proposal for a competing or alternative transaction, or, subject to certain exceptions, to enter into discussions concerning, or provide confidential information in connection with, any competing or alternative transaction. In addition, certain covenants require each of the parties to use reasonable best efforts to cause the Merger to be consummated. The Merger Agreement also requires Magma to call and hold a stockholders’ meeting and, subject to certain exceptions, requires the board of directors of Magma to recommend approval of the Merger.

The Merger Agreement also includes customary termination rights for both Synopsys and Magma. Upon termination of the Merger Agreement in certain specified circumstances, including the termination by Magma in connection with the acceptance of a Superior Offer (as defined in the Merger Agreement) pursuant to the terms and conditions set forth in the Merger Agreement, Magma will be required to pay Synopsys a termination fee equal to $18 million and, in certain other circumstances, $27 million. Upon termination of the Merger Agreement in certain circumstances related to a failure to obtain regulatory approval as specified in the Merger Agreement, Synopsys will be required to pay Magma a reverse termination fee equal to $30 million.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and which is incorporated herein by reference in its entirety. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Synopsys or Magma. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure schedule provided by Magma to Synopsys in connection with the signing of the Merger Agreement. This confidential disclosure schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Magma, Synopsys and Merger Sub, rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about Magma, Synopsys or Merger Sub.

Item 8.01 Other Events.

On November 30, 2011, Synopsys issued a press release announcing the signing of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Additional Information

Magma intends to file with the Securities and Exchange Commission (the "SEC") a proxy statement in connection with the proposed merger. The definitive proxy statement will be sent or given to the stockholders of Magma and will contain important information about the proposed merger and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The proxy statement and other relevant materials (when they become available), and any other documents filed by Magma with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Magma by contacting Investor Relations by mail at Magma Design Automation, Inc., 1650 Technology Drive, San Jose, CA 95110, Attn: Investor Relations Department, or by telephone at 408-565-7500.

Participants in the Solicitation

Synopsys and Magma, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Magma’s stockholders in connection with the proposed merger. Information about Magma’s directors and executive officers is set forth in Magma’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on July 15, 2011, and its Annual Report on Form 10-K for the year ended May 1, 2011, which was filed with the SEC on August 29, 2011. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Magma by contacting Investor Relations by mail at Magma Design Automation, Inc., 1650 Technology Drive, San Jose, CA 95110, Attn: Investor Relations Department, or by telephone at 408-565-7500, or by going to Magma’s Investor Relations page on its corporate web site at www.magma-da.com. Information about Synopsys’ directors and executive officers is set forth in Synopsys’ proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on February 10, 2011, and its Annual Report on Form 10-K for the year ended October 31, 2010, which was filed with the SEC on December 17, 2010. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Synopsys by contacting Investor Relations by mail at Synopsys, Inc., 700 East Middlefield Road, Mountain View, CA 94043, Attn: Investor Relations Department, or by going to Synopsys’ Investor Relations page on its corporate web site at www.synopsys.com. Additional information regarding the interests of Magma’s directors and officers who may be deemed to be participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that Magma intends to file with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title

2.1*	Agreement and Plan of Merger among Synopsys, Inc., Magma Design Automation, Inc. and Lotus Acquisition Corp. dated November 30, 2011

99.1	Press release issued by Synopsys, Inc. on November 30, 2011 regarding agreement to acquire Magma Design Automation, Inc.

*	Schedules and certain exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Synopsys hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOPSYS, INC.

Dated: November 30, 2011	By:	/s/ BRIAN E. CABRERA
Brian E. Cabrera
Vice President, General Counsel and
Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title

2.1*	Agreement and Plan of Merger among Synopsys, Inc., Magma Design Automation, Inc. and Lotus Acquisition Corp. dated November 30, 2011

99.1	Press release issued by Synopsys, Inc. on November 30, 2011 regarding agreement to acquire Magma Design Automation, Inc.

*	Schedules and certain exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Synopsys hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the SEC.